UNIVERSAL ANNUITY


ANNUAL REPORTS
DECEMBER 31, 2002






                           THE TRAVELERS TIMED GROWTH AND INCOME
                           STOCK ACCOUNT FOR VARIABLE ANNUITIES

                           THE TRAVELERS TIMED SHORT-TERM
                           BOND ACCOUNT FOR VARIABLE ANNUITIES

                           THE TRAVELERS TIMED AGGRESSIVE
                           STOCK ACCOUNT FOR VARIABLE ANNUITIES




TRAVELERSLife&Annuity[Graphic Omitted}

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT  06103

[Graphic Omitted]

 A member of citigroup[Graphic Omitted]


The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities

                                TABLE OF CONTENTS

                                                                            PAGE
--------------------------------------------------------------------------------

INVESTMENT ADVISORY COMMENTARY ................................................1

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES.........................................................3

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE
ANNUITIES.....................................................................16

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES...........25

BOARD OF MANAGERS AND OFFICERS................................................38

TRAVELERSLife&Annuity[Graphic Omitted]

TRAVELERS LIFE & ANNUITY VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 2002

MARKET AND ECONOMIC OVERVIEW

The economy looks to have barely grown in the fourth quarter and is still following the same erratic up-and-down pattern that has been in place since late 2001. For all of 2002, however, growth looks to have been around 2.6% - a slow recovery, but a recovery nonetheless. Although still facing headwinds, growth is expected to be somewhat stronger in 2003 than last year. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending.

First quarter Gross Domestic Product ("GDP") growth was measured at a robust, inventory-driven 5% pace. Since the 2001 recession was mild by historic measures, the economy was still operating well below its potential output level and was able to absorb strong growth in the first quarter. GDP growth slowed down to 1.1% in the second quarter. Factors contributing to the second quarter slowdown included slower consumer spending, a surge in imports, slower inventory adjustment, and a decline in state and local government spending. Business investment spending on equipment and software grew in the second quarter for the first time since early 2000.

The third quarter was marred by corporate governance scandals and heightened geopolitical risks. The U.S. equity market fell sharply on new fears of a double-dip recession as the growing uncertainty was projected to translate into weaker business spending and slower job growth. CEO certification of financial statements and anticipation of added fiscal stimulus through more tax cuts triggered a sharp market rally in the fourth quarter even as economic growth remained sluggish.

We believe low inflation, uncertainties related to Iraq, and an economic recovery that is too slow to create significant numbers of new jobs give the Federal Reserve Board ("Fed") the latitude necessary to keep monetary policy in its current highly accommodative stance. The Fed has called the current stance of monetary policy "accommodative" in policy statements released following every FOMC meeting in 2002 including the November meeting that resulted in the Fed easing another 50 basis points to 1.25%.

The Fed's "bias" was changed back to neutral following the November 6 Federal Open Market Committee ("FOMC") meeting. The statement released after that meeting pointed toward heightened uncertainties from geopolitical risks that have acted to slow spending, investment and job creation. We believe that the unexpectedly large size of the ease, the shift to a neutral bias, and the FOMC's characterization of the current state of economic growth as a "soft spot" lead to an expectation that the Fed is done easing for the foreseeable future.

Corporate financial health appears to be slowly improving. Modest gains in profits have been accomplished in an environment of very little pricing power and consequently low inflation. We believe that cost cutting has resulted in large gains in productivity and is largely responsible for the improving earnings environment. Although business investment spending on equipment and software grew modestly in each of the last two quarters, the outlook for continued capital spending remains clouded by near-term uncertainty. Excess capacity in office and manufacturing space looks to continue to depress commercial construction activity well into 2003.

The bottom line is that we feel the economy looks to continue a modest, below-trend pace of growth in 2003. Although consumer spending is expected to slow somewhat, the corporate sector is poised to take up the slack. Federal government spending strength should largely offset weakness in state and local spending. Inventories, still at very low levels, are expected to add only modestly to growth. The weaker dollar and improvement in the technology sector look to allow exports to grow fast enough to offset import growth, but not much more.

Large cap stocks underperformed their small cap counterparts in 2002 while value stocks outperformed growth stocks. During the twelve months ending in December 2002, the Standard & Poor's 500 Stock Index ("S&P 500"), a value-weighted equity index comprised primarily of large-company stocks, declined 22.1% while the Russell 2000 index declined 20.5%. The Russell 1000 Value index declined 15.5% ahead of the Russell 1000 Growth index decline of 27.9%.

The possibility of reduced tax rates on dividends and increased allowances for capital losses should be the key policy issues in the next few weeks. Also, investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although the risks of accounting irregularities have mitigated due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that the intense risk aversion has derailed the long-term economic recovery, which is progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months as global political events impact oil prices and other economic activities.

The recent recovery in stock prices was led by lower quality, higher risk speculative companies. We have now observed a zigzag pattern of investor sentiment for several months where bursts of optimism based on stimulative policy has alternated with bouts of pessimism based on prospects of weaker earnings in the short term. It remains to be seen if the current expectation of a continued economic recovery is realized during 2003. We maintain our dual focus on low valuation and rising earnings expectations as the key stock selection parameters during this difficult market environment.




SANDIP A. BHAGAT, CFA, PRESIDENT AND CHIEF INVESTMENT OFFICER,
THE TRAVELERS INVESTMENT MANAGEMENT COMPANY


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

                                  THE TRAVELERS
                             TIMED GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TGIS to provide diversified exposure to the large-company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 2002, Account TGIS declined 19.7%, before fees and expenses, outperforming the S&P 500 index loss of 22.1%. Net of fees and expenses, the Account TGIS's total loss of 21.9% for 2002 was ahead of the 24.2% decline for variable annuity stock accounts in the Lipper Growth & Income category. A discussion of portfolio performance for 2002 is presented next with a closer look at the second half of the year.

Our stock selection factors produced favorable results versus the benchmark for the year. During the first six months of the year, our earnings and price momentum components generated favorable returns. Specifically, our estimates revision factors worked well during the period of negative investor sentiment as companies with sustainable earnings growth prospects were rewarded with relatively superior performance. In the third quarter, concerns over corporate governance led investors to focus on quality of earnings. Our bias towards strong earnings fundamentals helped us outperform the index. However, a speculative rally in low-quality stocks during the fourth quarter hurt us and reduced our outperformance versus the benchmark. Overall, our stock selection was most favorable in the Consumer Discretionary and Health Care sectors, but adverse in the Technology sector.

In the Consumer Discretionary sector, we benefited from overweight positions in Proctor & Gamble and Apollo Group, and an underweight position in Clear Channel Communications. Proctor & Gamble continued to gain business momentum with its new products and aggressive sales initiatives. The stock traded lower during the currency crisis in Argentina and Brazil, but quickly recovered after some analysts upgraded the stock due to valuation and its diversified client base around the world. Apollo Group, which provides higher education programs for working adults, successfully expanded into new markets with their learning centers and customized training programs. During the past several quarters, the company was able to meet or exceed consensus earnings estimates. As a result, the stock moved higher steadily throughout the year. Clear Channel
Communications suffered from concerns that radio advertising growth might be slowing. Along with changes in senior management, the stock performed poorly.

In the Health Care sector, our underweight position in Bristol-Myers Squibb and our overweight positions in Wellpoint Health Networks and Forest Laboratories, Inc. helped us. Forest Lab benefited from a strong product pipeline with potential blockbuster therapies. Through the success of several product launches, the company remained highly profitable and generated healthy operating margins. Wellpoint Health Networks, which operates Blue Cross Blue Shield health plans, gained share in the national account business through the strength of the national Blue Cross program. Especially during the third quarter, investors were willing to pay a premium for its high quality of earnings and its upside profit potential from further consolidation within the Blue Cross program. Bristol-Myers Squibb announced that the SEC began an inquiry into its excess inventory stocking. The focus of the inquiry was whether the company misled shareholders by improperly inflating sales through excess inventory stocking.

On the other hand, in the Technology sector, our overweight positions in Motorola, Texas Instruments, and Siebel Systems hurt us. Motorola reduced a significant level of its workforce to compensate for the weak demand of its wireless infrastructure products. The company struggled to divest some of its peripheral products as revenue and profits continued to decline. Similarly, Texas Instruments reported sales and earnings that were below consensus estimates for the past quarter due to sluggish demand for its semiconductor products. Siebel Systems, which develops customer relationship management software, traded lower due to a drastic reduction in capital expenditure from major corporations. Strong pricing pressure from major software companies led to significant decline on operating margins and profits.

The possibility of reduced tax rates on dividends and increased allowances for capital losses should be the key policy issues in the next few weeks. Also, investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although the risks of accounting irregularities have mitigated due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that the intense risk aversion has derailed the long-term economic recovery, which is progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months as global political events impact oil prices and other economic activities.

The recent recovery in stock prices was led by lower quality, higher risk speculative companies. We have now observed a zigzag pattern of investor sentiment for several months where bursts of optimism based on stimulative policy has alternated with bouts of pessimism based on prospects of weaker earnings in the short term. It remains to be seen if the current expectation of a continued economic recovery is realized during 2003. We maintain our dual focus on low valuation and rising earnings expectations as the key stock selection parameters during this difficult market environment.

In our disciplined approach to stock selection, we screen our research universe of over 1000 large cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. We continue to focus on this dual theme of low valuations and improving earnings outlook as the basis of our stock selection.

PORTFOLIO MANAGER: SANDIP A. BHAGAT, CFA, PRESIDENT AND CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.



                               [Graphic Omitted]
                          a member of citigroup[Graphic Omitted]

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS:
  Investment securities, at fair value (cost $136,337,578) ......   $119,802,103
  Cash ..........................................................          5,693
  Receivables:
    Dividends ...................................................        126,858
    Investment securities sold ..................................        312,743
    Purchase payments and transfers from other funding options ..         90,313
    Variation on futures margin .................................         52,269
  Other assets ..................................................            284
                                                                    ------------

      Total Assets ..............................................    120,390,263
                                                                    ------------


LIABILITIES:
  Payables:
    Investment securities purchased .............................        599,274
    Contract surrenders and transfers to other funding options ..         22,507
    Investment management and advisory fees .....................          4,220
    Market timing fees ..........................................         16,318
    Insurance charges ...........................................         16,318
  Accrued liabilities ...........................................            162
                                                                    ------------

      Total Liabilities .........................................        658,799
                                                                    ------------

NET ASSETS:
  (Applicable to 39,162,016 units outstanding at $3.057 per unit)   $119,731,464
                                                                    ============




                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends ...........................................................   $   1,361,439
  Interest ............................................................         478,271
                                                                          -------------
    Total income ......................................................                     $   1,839,710

EXPENSES:
  Market timing fees ..................................................       1,466,631
  Investment management and advisory fees .............................         379,329
  Insurance charges ...................................................       1,466,631
                                                                          -------------

    Total expenses ....................................................                         3,312,591
                                                                                            -------------

      Net investment gain (loss)                                                               (1,472,881)
                                                                                            -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold ..........................     115,669,696
    Cost of investment securities sold ................................     134,401,176
                                                                          -------------

      Net realized gain (loss) ........................................                       (18,731,480)

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain (loss) at December 31, 2002 .......................     (16,535,475)
    Unrealized gain (loss) at December 31, 2001 .......................     (13,536,583)
                                                                          -------------

      Net change in unrealized gain (loss) for the year ...............                        (2,998,892)
                                                                                            -------------

        Net realized gain (loss) and change in unrealized gain (loss) .                       (21,730,372)
                                                                                            -------------

  Net increase (decrease) in net assets resulting from operations .....                     $ (23,203,253)
                                                                                            =============




                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                                  2002            2001
                                                                                  ----            ----
OPERATIONS:
  Net investment income (loss) ...........................................   $  (1,472,881)   $  (1,674,758)
  Net realized gain (loss) from investment security transactions .........     (18,731,480)      (9,028,689)
  Net change in unrealized gain (loss) on investment securities ..........      (2,998,892)     (13,254,312)
                                                                             -------------    -------------

    Net increase (decrease) in net assets resulting from operations ......     (23,203,253)     (23,957,759)
                                                                             -------------    -------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 3,211,461 and 2,543,302 units, respectively) ..........      11,002,477       10,493,402
  Participant transfers from other funding options
    (applicable to 1,058,672 and 816,062 units, respectively) ............       3,589,480        4,678,926
  Market timing transfers from other timed funding options
    (applicable to 21,101,292 and 22,473,764 units, respectively) ........      67,310,613       91,267,718
  Administrative charges
    (applicable to 54,007 and 50,060 units, respectively) ................        (170,811)        (204,329)
  Contract surrenders
    (applicable to 4,126,301 and 3,723,326 units, respectively) ..........     (14,166,771)     (15,567,782)
  Participant transfers to other funding options
    (applicable to 2,489,389 and 2,127,910 units, respectively) ..........      (8,319,388)      (8,833,680)
  Market timing transfers to other timed funding options
    (applicable to 18,259,960 and 8,713,182 units, respectively) .........     (67,873,394)     (35,140,531)
  Other payments to participants
    (applicable to 97,810 and 91,686 units, respectively) ................        (358,905)        (388,694)
                                                                             -------------    -------------

    Net increase (decrease) in net assets resulting from unit transactions      (8,986,699)      46,305,030
                                                                             -------------    -------------

      Net increase (decrease) in net assets ..............................     (32,189,952)      22,347,271

NET ASSETS:
  Beginning of year ......................................................     151,921,416      129,574,145
                                                                             -------------    -------------

  End of year ............................................................   $ 119,731,464    $ 151,921,416
                                                                             =============    =============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding Universal Annuity contracts issued by The Company. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Company, which provide for the transfer of participants' funds to certain other timed accounts of The Company, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. Therefore, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $76,356,189 and $77,750,870, respectively; the cost of purchases and proceeds from sales of direct and indirect U.S. government securities were $29,193,015 and $29,696,195, respectively, for the year ended December 31, 2002. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    At December 31, 2002, Account TGIS held 152 open S&P 500 Stock Index futures contracts expiring in March, 2003. The underlying face value, or notional value, of these contracts at December 31, amounted to $33,398,200. In connection with these contracts, short-term investments with a par value of $2,900,000 had been pledged as margin deposits.

    Net realized gains (losses) resulting from futures contracts were ($1,286,371) and $3,846,480 for the years ended December 31, 2002 and 2001, respectively.  These gains  (losses) are  included in the net realized  gain
    (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 2002 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent, on an annual basis, to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Company deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC, a registered investment adviser and an affiliate of The Company, which provides market timing services to participants in Account TGIS.

    Insurance charges are paid for the mortality and expense risks assumed by The Company. Each business day, The Company deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%.

    For contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Company to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Company generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $91,610 and $57,596 for the years ended December 31, 2002 and 2001, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------

                                                                   2002        2001        2000         1999        1998
                                                                   ----        ----        ----         ----        ----
SELECTED PER UNIT DATA:
  Total investment income ....................................   $  .052     $  .064     $   .094     $   .076     $   .064
  Operating expenses .........................................      .097        .117         .145         .136         .110
                                                                 -------     -------     --------     --------     --------
  Net investment income (loss) ...............................     (.045)      (.053)       (.051)       (.060)       (.046)

  Unit value at beginning of year ............................     3.914       4.679        5.394        4.468        3.526
  Net realized and change in unrealized gains (losses) .......     (.812)      (.712)       (.664)        .986         .988
                                                                 -------     -------     --------     --------     --------

  Unit value at end of year ..................................   $ 3.057     $ 3.914      $ 4.679      $ 5.394      $ 4.468
                                                                 =======     =======     ========     ========     ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value ......................   $ (.86)     $ (.77)      $ (.72)     $     93     $    .94
  Ratio of operating expenses to average net assets* .........     2.82%       2.82%        2.82%        2.82%        2.82%
  Ratio of net investment income (loss) to average net assets*   (1.27)%     (1.30)%       (.98)%      (1.25)%      (1.16)%
  Number of units outstanding at end of year (thousands) .....    39,162      38,818       27,691       26,010       25,192
  Portfolio turnover rate ....................................       84%         59%          59%          51%          81%

*Annualized






5.  SUBSEQUENT EVENT

On February 13, 2003, $25,031,760 of the net assets of The Travelers Timed Growth and Income Stock Account for Variable Annuities were transferred to The Travelers Timed Short-Term Bond Account for Variable Annuities, as a result of a transfer order made by a market timer on behalf of subscribing participants.

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2002


                                             NO. OF         FAIR
                                             SHARES         VALUE
                                          ------------   -----------
COMMON STOCK (71.4%)

 AEROSPACE (0.6%)
  Boeing Co.                                    12,544   $   413,826
  Goodrich Corp.                                 1,894        34,698
  General Dynamics                               3,013       239,142
                                                         -----------
                                                             687,666
                                                         -----------
 AIRLINES (0.1%)
  Southwest Airlines                            12,535       174,237
                                                         -----------
 AUTOMOTIVE (0.9%)
  Dana Corp.                                     2,754        32,387
  Eaton Corp.                                    2,615       204,258
  Ford Motor Co.                                16,276       151,367
  General Motors Corp.                          11,320       417,255
  Harley-Davidson                                1,600        73,920
  Johnson Controls, Inc.                         3,140       251,734
                                                         -----------
                                                           1,130,921
                                                         -----------
 BANKING (6.5%)
  Bank of America Corp.                         19,018     1,323,082
  Bank of New York                               7,742       185,498
  Bank One Corp.                                15,926       582,095
  BB&T Corp.                                     2,747       101,612
  Capital One Financial Corp.                    2,338        69,485
  Comerica Inc.                                    755        32,646
  Fifth Third BanCorp                            3,580       210,003
  FleetBoston Financial Corp.                   13,944       338,839
  Golden West Financial Corp.                    3,560       255,644
  J.P. Morgan Chase & Co.                       24,656       591,744
  MBNA Corp.                                    24,936       474,283
  National City Corp.                           12,173       332,566
  Northern Trust                                 2,653        92,762
  PNC Financial Services Group                   3,436       143,968
  Regions Financial Corp.                        2,610        87,070
  SouthTrust Corp.                               3,687        91,677
  State Street Corp.                             3,459       134,901
  SunTrust Banks                                 3,140       178,729
  Synovus Financial                              3,816        74,031
  U.S. Bancorp                                  17,527       371,923
  Union Planters                                 7,876       221,617
  Wachovia Corp.                                11,282       411,116
  Washington Mutual, Inc.                       15,035       519,159
  Wells Fargo & Co.                             20,776       973,771
                                                         -----------
                                                           7,798,221
                                                         -----------
 BEVERAGE (2.5%)
  Adolph Coors Co.                               3,144       192,570
  Anheuser-Busch Cos                            11,821       572,136
  Coca-Cola Co.                                 26,205     1,148,303
  Coca-Cola Enterprises Inc.                     4,750       103,170
  Pepsi Bottling Group                           8,365       214,981
  PepsiCo, Inc.                                 17,536       740,370
                                                         -----------
                                                           2,971,530
                                                         -----------
 BROKERAGE (1.7%)
  Charles Schwab Corp.                          24,268       263,308
  Goldman Sachs Group, Inc.                      6,257       426,102
  Lehman Brothers Holding, Inc.                  4,490       239,272
  Merrill Lynch & Co.                           17,861       677,825
  Morgan Stanley Dean Witter & Co.              11,461       457,523
                                                         -----------
                                                           2,064,030
                                                         -----------
 BUILDING MATERIALS (0.2%)
  Centex Corp.                                   3,070       154,114
  Masco Corp.                                    7,559       159,117
                                                         -----------
                                                             313,231
                                                         -----------
  CAPITAL GOODS (0.4%)
  Applied Materials, Inc. (A)                   18,365       239,388
  Deere & Co.                                    3,796       174,046
  Nucor Corp.                                    1,346        55,590
                                                         -----------
                                                             469,024
                                                         -----------
 CHEMICALS (1.0%)
  Air Products & Chemical, Inc.                  4,800       205,200
  Dow Chemical Co.                               8,940       265,518
  E.I. Dupont de Nemours & Co.                   9,788       415,011
  Eastman Chemical Co.                           2,312        85,012
  Monsanto Co.                                   2,145        41,291
  PPG Industries                                 1,795        90,019
  Praxair, Inc.                                  1,603        92,606
  Rohm & Haas Co.                                2,030        65,935
                                                         -----------
                                                           1,260,592
                                                         -----------
 CONGLOMERATES (3.4%)
  Emerson Electric Co.                           2,784       141,566
  General Electric Co.                         106,818     2,601,018
  Honeywell International, Inc.                 11,406       273,744
  3M Co.                                         4,085       503,681
  Tyco International Ltd.                       21,237       362,728
  United Technologies Corp.                      4,974       308,090
                                                         -----------
                                                           4,190,827
                                                         -----------
 CONSTRUCTION MACHINERY (0.1%)
  Ingersoll-Rand Co.                             4,189       180,378
                                                         -----------
 CONSUMER (2.7%)
  Alberto-Culver                                 3,371       169,898
  Avery Dennison Corp.                           2,663       162,656
  Ball Corp.                                     2,288       117,123
  Black & Decker Corp                              959        41,132
  Colgate-Palmolive Co.                          4,186       219,472
  Eastman Kodak                                  2,854       100,004
  Gillette Co.                                   7,429       225,544
  Kimberly Clark Corp.                           3,955       187,744
  Leggett & Platt, Inc.                          7,908       177,456
  Maytag Corp.                                   5,284       150,594
  Newell Rubbermaid Inc.                         6,586       199,753
  Procter & Gamble Co.                          15,265     1,311,874
  Reebok International (A)                       1,670        49,098
  Sealed Air (A)                                 3,652       136,220
                                                         -----------
                                                           3,248,568
                                                         -----------
 DEFENSE (0.6%)
  Lockheed Martin Corp.                          6,807       393,104
  Northrop Grumman Corp.                         1,919       186,143
  Raytheon Co.                                   6,509       200,152
                                                         -----------
                                                             779,399
                                                         -----------
 ENTERTAINMENT (1.1%)
  Harrah's Entertainment, Inc. (A)               5,412       214,315
  Viacom, Inc. (A)                              18,466       752,674
  Walt Disney Co.                               23,968       390,918
                                                         -----------
                                                           1,357,907
                                                         -----------

                                    NO. OF             FAIR
                                    SHARES            VALUE
                                  -----------     -------------
 FINANCE (1.6%)
  American Express Co.                 22,479     $     794,633
  Countrywide Credit
    Industries, Inc.                    4,310           222,611
  Household Finance Corp.               9,102           253,127
  Mellon Financial                      4,203           109,740
  MetLife Capital Trust                 8,410           227,406
  Moody's Corp.                         4,360           180,024
  Providian Financial (A)              13,004            84,396
                                                  -------------
                                                      1,871,937
                                                  -------------
 FOOD (1.1%)
  ConAgra Foods                         5,714           142,907
  Hershey Foods Corp.                   3,761           253,642
  Kellogg Co.                           7,471           256,031
  McDonald's Corp.                      9,288           149,351
  Sysco Corp.                           7,062           210,377
  Tyson Foods, Inc.                    10,410           116,800
  Yum! Brands, Inc. (A)                 6,853           165,980
                                                  -------------
                                                      1,295,088
                                                  -------------
 GAMING (0.1%)
  MGM MIRAGE, Inc. (A)                  3,497           115,296
                                                  -------------
 HEALTHCARE (2.1%)
  Abbott Laboratories                  16,599           663,960
  Bausch & Lomb, Inc.                   4,687           168,732
  Cardinal Health, Inc.                 6,317           373,903
  Caremark Rx, Inc. (A)                 5,532            89,895
  Guidant Corp. (A)                     2,905            89,619
  HCA-The Healthcare Company            9,165           380,347
  McKesson Corp.                        3,057            82,631
  UnitedHealth Group, Inc.              4,564           381,094
  Varian Medical Systems (A)            1,856            92,058
  Wellpoint Health Networks (A)         2,650           188,574
                                                  -------------
                                                      2,510,813
                                                  -------------
 HOME CONSTRUCTION (0.1%)
  K.B. HOME                               951            40,750
  Pulte Homes                             924            44,232
                                                  -------------
                                                         84,982
                                                  -------------
 INDEPENDENT ENERGY (0.6%)
  Apache Corp.                          1,839           104,805
  Burlington Resources                  4,440           189,366
  Devon Energy                          1,662            76,286
  Entergy Corp.                         6,456           294,329
                                                  -------------
                                                        664,786
                                                  -------------
 INSURANCE (3.0%)
  Aetna Inc.                            1,552            63,818
  AFLAC Inc.                            2,718            81,866
  Allstate Corp.                       12,084           446,987
  Ambac Financial Group                 7,211           405,547
  American International Group         26,434         1,529,207
  Lincoln National Corp.                3,603           113,783
  Marsh & McLennan Co.                  2,438           112,660
  MGIC Investment Corp.                 4,043           166,976
  PMI Group                             5,230           157,109
  Progressive Corp.                     2,901           143,976
  Prudential Financial                  6,089           193,265
  Torchmark Corp.                       6,219           227,180
                                                  -------------
                                                      3,642,374
                                                  -------------
 INTEGRATED ENERGY (3.4%)
  Amerada Hess Corp.                    1,090            60,005
  Anadarko Petroleum                    3,022           144,754
  Chevron Texaco Corp.                 10,921           726,028
  Conoco, Inc.                          7,101           343,617
  Exxon Mobil Corp.                    71,081         2,483,570
  Marathon Oil Corp.                    3,696            78,688
  Occidental Petroleum                  4,003           113,885
  Unocal Corp.                          4,276           130,760
                                                  -------------
                                                      4,081,307
                                                  -------------
 LODGING (0.1%)
  Marriott International                5,391           177,202
                                                  -------------
 MEDIA (1.5%)
  AOL Time Warner (A)                  51,709           677,388
  Clear Channel
    Communications, Inc. (A)            8,038           299,737
  Comcast Corp. (A)                    25,361           572,524
  Gannett Company, Inc.                 2,036           146,185
  Omnicom Group                         1,990           128,554
  Tribune Co.                           1,378            62,644
                                                  -------------
                                                      1,887,032
                                                  -------------
 METALS (0.5%)
  Alcoa, Inc.                           9,472           215,772
  Illinois Tool Works                   3,164           205,217
  Pactiv Corp. (A)                      8,651           189,111
                                                  -------------
                                                        610,100
                                                  -------------
 NATURAL GAS DISTRIBUTORS (0.3%)
  Questar Corp.                         7,728           214,993
  Kinder Morgan, Inc.                   5,543           234,303
                                                  -------------
                                                        449,296
                                                  -------------
 OIL FIELD (0.6%)
  Baker Hughes, Inc.                    7,140           229,837
  Halliburton Co.                      10,635           198,981
  Schlumberger Ltd.                     5,248           220,888
  Transocean, Inc.                      4,542           105,374
                                                  -------------
                                                        755,080
                                                  -------------
 PAPER (0.5%)
  Georgia-Pacific Corp.                 3,790            61,246
  International Paper Co.               8,007           280,005
  Temple-Inland                         3,401           152,399
  Weyerhaeuser Co.                      2,137           105,162
                                                  -------------
                                                        598,812
                                                  -------------

                                      NO. OF            FAIR
                                      SHARES           VALUE
                                   ------------     ------------
 PHARMACEUTICALS (8.1%)
  AmerisourceBergen Corp.                 1,115     $     60,556
  Amgen, Inc. (A)                        18,565          897,803
  Baxter International, Inc.              6,054          169,512
  Biomet, Inc.                            7,526          215,883
  Bristol-Myers Squibb Co.               23,519          544,465
  Eli Lilly & Co.                        10,985          697,547
  Forest Laboratories, Inc. (A)           4,339          426,177
  Johnson & Johnson                      34,298        1,842,146
  King Pharmaceuticals (A)                6,801          116,909
  Merck & Co., Inc.                      23,772        1,345,733
  Pfizer, Inc.                           65,804        2,011,628
  Pharmacia Corp.                        12,580          525,844
  Schering-Plough Corp.                  15,593          346,165
  Wyeth                                  14,155          529,397
                                                    ------------
                                                       9,729,765
                                                    ------------
 RAILROADS (0.1%)
  Union Pacific                           2,617          156,680
                                                    ------------
 REAL ESTATE (0.2%)
  Equity Office Properties Trust          4,986          124,550
  Equity Residential                      3,600           88,488
                                                    ------------
                                                         213,038
                                                    ------------
 REFINING (1.0%)
  Newmont Management Corp.                4,167          120,968
                                                    ------------
 RETAILERS (4.8%)
  AutoZone, Inc (A)                       2,632          185,951
  Bed Bath & Beyond, Inc. (A)             7,196          248,946
  Costco Wholesale (A)                    4,031          113,291
  Dillard's, Inc.                         1,841           29,198
  Federated Department Stores (A)         2,139           61,518
  Gap Inc.                               11,175          173,436
  Home Depot, Inc.                       24,418          585,055
  Kohl's Corp. (A)                        6,157          344,484
  Limited Brands, Inc.                   15,641          217,879
  Lowe's Cos                             11,809          442,838
  Staples Inc. (A)                       14,755          269,795
  Target Corp.                            8,371          251,130
  Walgreen Co.                           11,878          346,719
  Wal-Mart Stores, Inc.                  49,983        2,524,641
                                                    ------------
                                                       5,794,881
                                                    ------------
 SERVICES (1.5%)
  Apollo Group, Inc. (A)                  5,097          224,293
  Boston Scientific (A)                   4,373          185,940
  Cendant Corp (A)                       11,095          116,276
  Concord EFS (A)                         6,900          108,606
  eBay Inc. (A)                           2,360          160,091
  H & R Block                             4,973          199,915
  KLA-Tenor Corp. (A)                     2,051           72,431
  Medtronic, Inc.                        12,712          579,667
  Paychex, Inc.                           3,596          100,382
  Waste Management                        7,377          169,081
                                                    ------------
                                                       1,916,682
                                                    ------------
 SUPERMARKETS (0.2%)
  Kroger Co. (A)                          6,499          100,410
  Safeway, Inc. (A)                       4,651          108,647
  Supervalue, Inc.                        5,587           92,241
                                                    ------------
                                                         301,298
                                                    ------------
 TECHNOLOGY (10.8%)
  Adobe System, Inc.                      8,810          218,708
  Altera Corp. (A)                        7,560           93,668
  Analog Devices, Inc. (A)                4,214          100,588
  Automatic Data Process                  6,264          245,862
  Avaya Inc. (A)                         52,595          128,858
  Cisco Systems, Inc. (A)                82,799        1,084,253
  Computer Associates International      10,383          140,171
  Computer Sciences Corp. (A)             4,858          167,358
  Dell Computer Corp. (A)                30,004          803,357
  Electronic Data Systems                15,300          281,979
  EMC Corp. (A)                          40,668          249,702
  First Data Corp.                       10,409          368,583
  Fiserv Inc. (A)                         4,479          151,883
  Hewlett Packard Co.                    34,139          592,653
  Intel Corp.                            71,110        1,107,538
  International Business
    Machines Corp.                       17,536        1,359,040
  Intuit Inc. (A)                         2,250          105,649
  Lexmark International
    Group, Inc. (A)                       2,682          162,261
  Linear Technologies                     3,380           86,815
  Lucent Technologies (A)                39,093           49,257
  Mattel, Inc. (A)                       10,883          208,409
  Maxim Integrated Products               2,858           94,400
  Micron Technologies, Inc.(A)            6,397           62,307
  Microsoft (A)                          57,417        2,969,607
  Motorola, Inc.                         36,875          318,969
  National Semiconductor (A)              9,018          135,360
  Oracle Corp. (A)                       59,820          646,654
  QUALCOMM, Inc. (A)                      8,191          297,825
  Sanmina Corp. (A)                      19,546           87,566
  Scientific-Atlanta, Inc.                8,218           97,465
  Sun Microsystems, Inc. (A)             48,613          151,186
  Texas Instruments, Inc.                17,964          269,640
  Unisys Corp. (A)                       11,596          114,800
                                                    ------------
                                                      12,952,371
                                                    ------------
 TELECOMMUNICATIONS (3.1%)
  ALLTEL Corp.                            6,745          343,995
  AT&T Corp.                              8,591          224,311
  AT&T Wireless Group (A)                48,460          273,799
  BellSouth Corp.                        21,357          552,506
  CenturyTel, Inc.                        1,667           48,976
  SBC Communications, Inc.               36,092          978,454
  Sprint Corp. - PCS Group               15,570          225,454
  Verizon Global Funding Corp.           29,049        1,125,649
                                                     -----------
                                                       3,773,144
                                                     -----------
 TEXTILE (0.2%)
  NIKE, Inc.                                945           42,024
  VF Corp.                                5,420          195,391
                                                     -----------
                                                         237,415
                                                     -----------

                                     NO. OF           FAIR
                                     SHARES           VALUE
                                  ------------    -------------
 TOBACCO (0.9%)
  Fortune Brands                         4,864     $    226,225
  Philip Morris Cos                     22,057          893,970
                                                   ------------
                                                      1,120,195
                                                   ------------
 TRANSPORTATION SERVICES (0.7%)
  FedEx Corp.                            4,967          269,311
  United Parcel                          9,167          578,254
                                                   ------------
                                                        847,565
                                                   ------------
 U.S. AGENCY (1.4%)
  Federal Association National
    Mortgage                            12,964          833,974
  Federal Home Loan Mortgage Corp.      10,216          603,255
  SLM Corp                               2,595          269,517
                                                   ------------
                                                      1,706,746
                                                   ------------
 UTILITIES (1.1%)
  Centerpoint Energy, Inc.               8,914           75,769
  Dominion Resources, Inc.               3,463          190,119
  Duke Energy                            9,717          189,870
  Edison International (A)               3,578           42,399
  Exelon Corp.                           6,930          365,696
  FirstEnergy Corp.                      1,307           43,092
  Mirant Corp. (A)                      29,708           56,148
  Southern Co.                          13,336          378,609
                                                   ------------
                                                      1,341,702
                                                   ------------
  TOTAL COMMON STOCKS
   (COST $102,119,326)                               85,583,086
                                                   ------------

                                   PRINCIPAL
                                     AMOUNT
                                  ------------
SHORT-TERM INVESTMENTS (28.6%)
 COMMERCIAL PAPER (26.2%)
  American Honda Financial Corp.,
   1.33% due January 16, 2003     $  5,813,000        5,809,489
  Blueridge Asset Funding Corp.,
   1.60% due January 6, 2003         2,100,000        2,099,536
  Caterpillar Financial
    Services Corp.,
   1.35% due January 22, 2003        1,000,000          999,179
  Galleon Capital Corp.,
   1.38% due January 17, 2003        2,960,000        2,958,106
  General Dynamics Corp.,
   1.56% due January 15, 2003        1,500,000        1,499,149
  Montauk Funding Corp.,
  1.39% due January 27, 2003         2,008,000        2,005,996
  Morgan Stanley Dean Witter & Co.,
   1.35% due February 4, 2003        1,420,000        1,418,180
  Park Avenue Receivables Corp.,
   1.38% due January 16, 2003        1,811,000        1,809,906
  Park Avenue Receivables Corp.,
   1.36% due February 11, 2003       3,999,000        3,992,858
  Quincy Capital Corp.,
   1.37% due February 6, 2003        2,002,000        1,999,287
  Toyota Motor Credit Corp.,
   1.34% due January 27, 2003        3,670,000        3,666,337
  UBS Financial, Inc.,
   1.22% due January 2, 2003         1,115,000        1,114,919
  Windmill Funding Corp.,
   1.37% due January 14, 2003        1,951,000        1,949,970
                                                   ------------
                                                     31,322,912
                                                   ------------

                                   PRINCIPAL            FAIR
                                     AMOUNT             VALUE
                                  ------------     --------------
 U.S. TREASURY (2.4%)
  United States of America
    Treasury,                     $  2,900,000
   1.62% due February 13, 2003 (B)                 $    2,896,105
                                                   --------------
  TOTAL SHORT-TERM
   INVESTMENTS (COST $34,218,252)                      34,219,017
                                                   --------------

                                   NOTIONAL
                                     VALUE
                                  ------------
 FUTURES CONTRACTS (0.0%)
   S&P 500 Stock Index,
   Exp. March, 2003 (C)           $ 33,398,200
                                                                -
                                                   --------------
  TOTAL INVESTMENTS (100%)
   (COST $136,337,578) (D)                         $  119,802,103
                                                   ==============


NOTES

(A)   Non-income Producing Security.

(B) Par value of $2,900,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 2002, net unrealized depreciation for all securities was $16,535,475. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over cost of $2,281,040 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over fair value of $18,816,515.

                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

The Board of Managers and the Owners of Variable Annuity Contracts of
The Travelers Timed Growth and Income Stock Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Growth and Income Stock Account for Variable Annuities, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for the one-year period ended December 31, 1998 was audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Timed Growth and Income Stock Account for Variable Annuities as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP


Hartford, Connecticut
February 14, 2003

                                  THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

Throughout the first quarter of 2002 signs of imminent recovery were proliferating. The sharp rise in the index of leading economic indicators and the decline in unemployment claims added to the evidence that the economy was poised for a rebound. Purchasing managers began to see signs of stabilization in the manufacturing sector and consumers continued to feed the momentum of the recovery. Market participants began to believe that the Federal Open Market Committee's ("FOMC") easing cycle had ended after 475 basis points of reduction in the federal funds rate.

The second quarter was a reminder that the road to recovery would be challenging. Although purchasing managers continued to see improvement in the manufacturing sector, the labor market began to show signs of renewed weakness. The economy added fewer jobs than expected and the unemployment rate peaked at 6.00% in April 2002. The continued weakness in the equity markets remained a concern as a potential drag on future consumer spending.

During the third quarter, economic data confirmed a slower- than-expected recovery. In addition, corporate scandals and impending military action provided the basis for tremendous volatility throughout the quarter. Purchasing managers experienced a sudden stall in manufacturing momentum. However, the most worrisome development was the weaker hiring trends revealed by labor market data, suggesting that corporations increased their pace of layoffs in response to the equity market decline and the manufacturing slowdown. Market participants looked to the Federal Reserve Board ("Fed") for an additional ease in monetary policy.

The fourth quarter continued to show signs of a sluggish economic environment. Consumer demand softened and businesses maintained their cautious approach regarding new orders and production. Corporations intent on restoring profit margins continued to control costs by trimming headcount. Consequently, the unemployment rate returned to its cyclical high of 6.00%. According to Chairman Greenspan, increased uncertainty, including geopolitical risk, produced an economic "soft spot". To "insure" against the risk of recession, the FOMC responded for the first time in 2002, by lowering the federal funds rate by 50 basis points to 1.25% from 1.75% at the November FOMC meeting.

The strategy in management for the Travelers Timed Short-Term Account for Variable Annuities will be to maintain a 30 - 45 day average life. We believe that the economy may be vulnerable to potential shocks including an oil price spike, impending military action, further labor market deterioration, and renewed terrorism in the United States. Any of these events could throw the economy off balance. Therefore, it is our belief that short-term rates are likely to remain unusually low for an extended period of time, as Fed officials will err on the side of monetary accommodation. As a result, we do not expect any tightening in rates until the fourth quarter of 2003. Hence, given our expectations, we anticipate that money market rates will be relatively flat throughout 2003. At year-end, the asset size of the portfolio was $32 million, with the yield of 1.37%.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

                               [Graphic Omitted]
                               A member of citigroup [Graphic Omitted]

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS:
  Investment securities, at fair value (cost $32,141,349) ........   $32,140,314
  Cash ...........................................................         1,444
  Receivables:
    Purchase payments and transfers from other funding options ...        22,719
                                                                     -----------

      Total Assets ...............................................    32,164,477
                                                                     -----------


LIABILITIES:
  Payables:
    Contract surrenders and transfers to other funding options ...         6,051
    Investment management and advisory fees ......................         1,138
    Market timing fees ...........................................         4,402
    Insurance charges ............................................         4,402
  Accrued liabilities ............................................             4
                                                                     -----------

      Total Liabilities ..........................................        15,997
                                                                     -----------


NET ASSETS:
   (Applicable to 20,967,885 units outstanding at $1.533 per unit)   $32,148,480
                                                                     ===========





                        See notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Interest ............................................................                     $    1,090,132

EXPENSES:
  Market timing fees ..................................................   $    760,103
  Investment management and advisory fees .............................        196,593
  Insurance charges ...................................................        760,103
                                                                          ------------

    Total expenses ....................................................                          1,716,799
                                                                                            --------------

      Net investment income (loss) ....................................                           (626,667)
                                                                                            --------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
    ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold ..........................     94,111,477
    Cost of investment securities sold ................................     94,111,024
                                                                          ------------

      Net realized gain (loss) ........................................                                453

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain (loss) at December 31, 2002 .......................         (1,035)
    Unrealized gain (loss) at December 31, 2001 .......................          9,770
                                                                          ------------

      Net change in unrealized gain (loss) for the year ...............                            (10,805)
                                                                                            --------------

        Net realized gain (loss) and change in unrealized gain (loss) .                            (10,352)
                                                                                            -- -----------

  Net increase (decrease) in net assets resulting from operations .....                     $     (637,019)
                                                                                            =============




                        See notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                  2002            2001
                                                                                  ----            ----
OPERATIONS:
  Net investment income (loss) ...........................................   $    (626,667)   $   1,008,902
  Net realized gain (loss) from investment security transactions .........             453           54,230
  Net change in unrealized gain (loss) on investment securities ..........         (10,805)          53,055
                                                                             -------------    -------------

    Net increase (decrease) in net assets resulting from operations ......        (637,019)       1,116,187
                                                                             -------------    -------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 3,851,544 and 3,894,240 units, respectively) ..........       5,939,231        6,017,688
  Participant transfers from other funding options
    (applicable to1,526,106 and 1,742,425 units, respectively) ...........       2,353,210        2,690,068
  Market timing transfers from other timed funding options
    (applicable to 67,024,568 and 33,051,057 units, respectively) ........     103,493,392       50,876,979
  Administrative charges
    (applicable to 98,988 and 63,033 units, respectively) ................        (152,446)         (97,541)
  Contract surrenders
    (applicable to 4,617,462 and 5,481,865 units, respectively) ..........      (7,119,854)      (8,465,420)
  Participant transfers to other funding options
    (applicable to 2,847,429 and 3,259,397 units, respectively) ..........      (4,389,698)      (5,036,703)
  Market timing transfers to other timed funding options
    (applicable to 67,100,272 and 81,456,316 units, respectively) ........    (103,335,313)    (125,302,044)
  Other payments to participants
    (applicable to 153,923 and 155,243 units, respectively) ..............        (237,469)        (239,676)
                                                                             -------------    -------------

    Net increase (decrease) in net assets resulting from unit transactions      (3,448,947)     (79,556,649)
                                                                             -------------    -------------

      Net increase (decrease) in net assets ..............................      (4,085,966)     (78,440,462)

NET ASSETS:
  Beginning of year ......................................................      36,234,446      114,674,908
                                                                             -------------    -------------
  End of year ............................................................   $  32,148,480    $  36,234,446
                                                                             =============    =============




                        See notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding Universal Annuity contracts issued by The Company. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
    Participants in Account TSB have entered into market timing service agreements with an affiliate of The Company, which provide for the transfer of participants' funds to certain other timed accounts of The Company, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems, in good faith, to be fair value. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent, on an annual basis, to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Company deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC, a registered investment adviser and an affiliate of The Company, which provides market timing services to participants in Account TSB.

    Insurance charges are paid for the mortality and expense risks assumed by The Company. Each business day, The Company deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%.

    For contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Company to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Company generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $43,550 and $35,835 for the years ended December 31, 2002 and 2001, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)

                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
                                                                     2002         2001        2000          1999        1998
                                                                     ----         ----        ----          ----        ----
SELECTED PER UNIT DATA:
    Total investment income ....................................   $    .028    $   .065    $    .096     $    .076    $   .078
    Operating expenses .........................................        .044        .044         .042          .041        .040
                                                                   ---------    --------    ---------     ---------    --------

    Net investment income (loss) ...............................       (.016)       .021         .054          .035        .038

    Unit value at beginning of year ............................       1.549       1.527        1.473         1.437       1.399
    Net realized and change in unrealized gains (losses) .......       --           .001         --            .001        --
                                                                   ---------    --------    ---------     ---------    -------

    Unit value at end of year ..................................   $   1.533    $  1.549    $   1.527     $   1.473    $  1.437
                                                                   =========    ========   ==========     =========    ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value ......................   $   (.02)    $    .02    $     .05     $     .04    $    .04
    Ratio of operating expenses to average net assets* .........       2.82%       2.82%         .82%         2.82%        2.82
    Ratio of net investment income (loss) to average net assets*     (1.04)%       1.37%        3.61%         2.38%       2.71%
    Number of units outstanding at end of year (thousands) .....      20,968      23,384       75,112       109,666     137,067



 * Annualized





5.   SUBSEQUENT EVENT

On February 13, 2003, $25,031,760 and $15,635,046 of the net assets of The Travelers Timed Growth and Income Stock Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, respectively, were transferred to The Travelers Timed Short-Term Bond Account for Variable Annuities as a result of a transfer order made by a market timer on behalf of subscribing participants.

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2002


                                                                                     PRINCIPAL            FAIR
                                                                                      AMOUNT              VALUE
                                                                                  -----------------   --------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (95.4%)
  American Express Credit Corp., 1.33% due February 11, 2003.....................  $  1,500,000       $    1,497,696
  American General Financial Corp., 1.32% due February 19, 2003..................     1,560,000            1,557,155
  American Honda Financial Corp., 1.32% due January 22, 2003.....................     1,500,000            1,498,768
  Blueridge Asset Funding Corp., 1.60% due January 6, 2003.......................     1,000,000              999,779
  BMW US Capital Corp., 1.23% due January 2, 2003................................     1,419,000            1,418,896
  Caterpillar Financial Services Corp., 1.33% due February 13, 2003..............       848,000              846,636
  General Dynamics Corp., 1.56% due January 15, 2003.............................     1,500,000            1,499,149
  ING Funding, 1.32% due February 5, 2003 .......................................     1,000,000              998,681
  Marsh & McLennan Cos., 1.32% due January 27, 2003..............................     1,028,000            1,026,974
  Merck & Co Inc., 1.32% due January 15, 2003....................................     1,200,000            1,199,320
  Montauk Funding Corp., 1.39% due January 27, 2003..............................     1,505,000            1,503,498
  Nestle Capital Corp., due 1.32% due March 5, 2003..............................     1,500,000            1,496,506
  Old Line Funding Corp., 1.37% due February 7, 2003.............................     1,103,000            1,101,466
  Old Line Funding Corp., 1.40% due January 3, 2003..............................       398,000              397,956
  Park Avenue Receivables Corp., 1.38% due January 16, 2003......................     1,000,000              999,396
  Pfizer Inc., 1.30% due January 15, 2003........................................     1,500,000            1,499,150
  Prudential Funding, 1.32% due February 27, 2003 ...............................     1,500,000            1,496,832
  Quincy Capital Corp., 1.37% due January 21, 2003...............................     1,100,000            1,099,137
  Rio Tinto America Inc., 1.34% due January 16, 2003.............................     1,566,000            1,565,054
  Societe Generale North America, 1.55% due January 13, 2003.....................     1,500,000            1,499,266
  Starfish Global Finding, 1.36% due January 9, 2003.............................     1,373,000            1,372,541
  Toyota Motor Credit Corp., 1.28% due February 6, 2003..........................     1,500,000            1,497,968
  UBS Financial, Inc., 1.36% due February 19, 2003...............................     1,083,000            1,081,025
  Volkswagen of America, Inc., 1.22% due January 2, 2003.........................     1,500,000            1,499,891
                                                                                                      --------------
                                                                                                          30,652,740
                                                                                                      --------------
 U.S. AGENCY (4.6%)
  Federal Home Loan Mortgage Corp., 1.26% due February 19, 2003..................     1,490,000            1,487,574
                                                                                                      --------------

  TOTAL INVESTMENTS (100%)
   (COST $32,141,349).................................................................................$   32,140,314
                                                                                                      ==============




                        See notes To Financial Statements

                          INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Short-Term Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Short-Term Bond Account for Variable Annuities, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for the one-year period ended December 31, 1998 was audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Timed Short-Term Bond Account for Variable Annuities as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP


Hartford, Connecticut
February 14, 2003

                                  THE TRAVELERS
                                TIMED AGGRESSIVE
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TAS to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the twelve months ending December 31, 2002, Account TAS declined 13.8%, before fees and expenses, ahead of 14.5% decline of the S&P 400 index. Net of fees and expenses, Account TAS's total loss of 16.1% for 2002 was ahead of the 20.5% decline achieved by variable annuity stock funds in the Lipper Mid Cap Category. A discussion of portfolio performance for 2002 is presented next with a closer look at the second half of the year.

Our stock selection factors produced favorable results versus the benchmark for the year. During the first six months of the year, our earnings and price momentum components generated favorable returns. Specifically, our estimates revision factors worked well during the period of negative investor sentiment as companies with sustainable earnings growth prospects were rewarded with relatively superior performance. In the third quarter, concerns over corporate governance led investors to focus on quality of earnings. Our bias towards strong earnings fundamentals helped us outperform the index. However, a speculative rally on low-quality stocks during the fourth quarter hurt us and reduced our outperformance versus the benchmark. Overall, our stock selection was most favorable in the Consumer Discretionary and Technology sectors, but adverse in the Auto & Transportation sector.

In the Consumer Discretionary sector, we benefited from overweight positions in Coach and Williams-Sonoma, and an underweight position in BJ's Wholesale Club. Coach reported strong earnings for the year due to robust business momentum in Japan. Traditional leather products continued to drive sales, while new product categories also experienced strong demand. Williams-Sonoma increased its profit margin and announced new initiatives to sustain sales growth. Operating costs were reduced due to improved inventory management. The company guided for higher earnings and sales for the next fiscal year. BJ's Wholesale Club continued to face intense competition from other major warehouse stores. The company lowered its third quarter earnings forecast due to slower sales growth.

In the Technology sector, our underweight positions in Fairchild Semiconductor, Intersil, and Retek helped us. Fairchild Semiconductor traded lower due to weak demand for its electronic memory products. Profits and operating margin also declined because of severe pricing pressure from other major semiconductor manufacturers. Intersil, which designs and manufactures integrated circuits for wireless communications markets, also fell due to weaker-than-expected demand for wireless network products. Consensus earnings estimates were revised lower and the stock followed. Retek, which provides software solutions and services to the retail industry, plunged after the company lowered third quarter guidance. The company suffered from extended sales cycle due to complex and lengthy procurement processes of larger retail customers.

On  the  other  hand,  in the  Auto &  Transportation  sector,  our  underweight positions in Expeditors International and Gentex hurt us. Expeditors International, which provides global logistic services, benefited from a constrained airfreight capacity particularly in the Asia to North American market. The company consistently generated earnings that met or exceed consensus estimates in the previous quarters. Gentex, a manufacturer of electro-optic products for the automobile industry, reported solid revenue growth. The company leveraged its mirror technology into other applications and dominated the electro-chromic mirror market. Gentex had no debt and its high operating margins transformed its sales growth into robust profit increase throughout the year.

The possibility of reduced tax rates on dividends and increased allowances for capital losses should be the key policy issues in the next few weeks. Also, investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although the risks of accounting irregularities have mitigated due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that the intense risk aversion has derailed the long-term economic recovery, which is progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months as global political events impact oil prices and other economic activities.

The recent recovery in stock prices was led by lower quality, higher risk speculative companies. We have now observed a zigzag pattern of investor sentiment for several months where bursts of optimism based on stimulative policy has alternated with bouts of pessimism based on prospects of weaker earnings in the short term. It remains to be seen if the current expectation of a continued economic recovery is realized during 2003. We maintain our dual focus on low valuation and rising earnings expectations as the key stock selection parameters during this difficult market environment.

In our disciplined approach to stock selection, we screen our research universe of over 800 mid cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. We continue to focus on this dual theme of low valuations and improving earnings outlook as the basis of our stock selection.

PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.




                                          [Graphic Omitted]
                     A member of citigroup[Graphic Omitted]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS:
  Investment securities, at fair value (cost $88,133,932) .........   $  84,382,482
  Cash ............................................................          13,871
  Receivables:
    Dividends .....................................................          44,816
    Investment securities sold ....................................         473,595
    Purchase payments and transfers from other funding options ....          67,232
    Variation on futures margin ...................................          41,893
  Other assets ....................................................           1,514
                                                                      -------------

      Total Assets ................................................      85,025,403
                                                                      -------------


LIABILITIES:
  Payables:
    Investment securities purchased ...............................         974,004
    Contract surrenders and transfers to other funding options ....          66,537
    Investment management and advisory fees .......................           3,201
    Market timing fees ............................................          11,433
    Insurance charges .............................................          11,433
  Accrued liabilities .............................................              26
                                                                      -------------

      Total Liabilities ...........................................       1,066,634
                                                                      -------------

NET ASSETS:
    (Applicable to 21,164,198 units outstanding at $3.967 per unit)   $  83,958,769
                                                                      =============











                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                        FOR YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends ...........................................................   $     732,732
  Interest ............................................................         176,822
                                                                          -------------
    Total income ......................................................                      $     909,554

EXPENSES:
  Market timing fees ..................................................         981,460
  Investment management and advisory fees .............................         274,809
  Insurance charges ...................................................         981,460
                                                                          -------------

    Total expenses ....................................................                          2,237,729
                                                                                             -------------

      Net investment income (loss) ....................................                         (1,328,175)
                                                                                             -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
 ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
  Proceeds from investment securities sold ............................     108,577,627
  Cost of investment securities sold ..................................     112,282,667
                                                                          -------------

      Net realized gain (loss) ........................................                         (3,705,040)

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain (loss) at December 31, 2002 .......................      (3,751,450)
    Unrealized gain (loss) at December 31, 2001 .......................         962,156
                                                                          -------------

      Net change in unrealized gain (loss) for the year ...............                         (4,713,606)
                                                                                             -------------

        Net realized gain (loss) and change in unrealized gain (loss) .                         (8,418,646)
                                                                                             -------------

  Net increase (decrease) in net assets resulting from operations .....                      $  (9,746,821)
                                                                                             =============







                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                  2002           2001
                                                                                  ----           ----
OPERATIONS:
  Net investment income (loss) ...........................................   $ (1,328,175)   $ (1,099,280)
  Net realized gain (loss) from investment security transactions .........     (3,705,040)      1,450,756
  Net change in unrealized gain (loss) on investment securities ..........     (4,713,606)     (2,617,243)
                                                                             ------------    ------------

    Net increase (decrease) in net assets resulting from operations ......     (9,746,821)     (2,265,767)
                                                                             ------------    ------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 2,764,072 and 1,716,985 units, respectively) ..........     11,930,326       7,910,740
  Participant transfers from other funding options
    (applicable to 1,442,524 and 1,674,155 units, respectively) ..........      6,212,797       7,731,213
  Market timing transfers from other timed funding options
    (applicable to 8,806,518 and 7,665,282 units, respectively) ..........     36,024,701      34,034,326
  Administrative  charges
    (applicable to 35,891 and 27,730 units, respectively) ................       (148,191)       (132,675)
  Contract surrenders
    (applicable to 1,982,565 and 1,538,515 units, respectively) ..........     (8,690,029)     (7,232,198)
  Participant transfers to other funding options
    (applicable to 1,314,532 and 746,949 units, respectively) ............     (5,590,837)     (3,487,973)
  Market timing transfers to other timed funding options
    (applicable to 7,453,385 and 3,591,204 units, respectively) ..........    (35,619,998)    (15,736,448)
  Other payments to participants
    (applicable to 123,067 and 14,577 units, respectively) ...............       (576,007)        (71,651)
                                                                             ------------    ------------

    Net increase (decrease) in net assets resulting from unit transactions      3,542,762      23,015,334
                                                                             ------------    ------------

      Net increase (decrease) in net assets ..............................     (6,204,059)     20,749,567

NET ASSETS:
  Beginning of year ......................................................     90,162,828      69,413,261
                                                                             ------------    ------------

  End of year ............................................................   $ 83,958,769    $ 90,162,828
                                                                             ============    ============




                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding Universal Annuity contracts issued by The Company. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
    Participants in Account TAS have entered into market timing service agreements with an affiliate of The Company, which provide for the transfer of participants' funds to certain other timed accounts of The Company, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. Therefore, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter market and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $96,668,453 and $82,914,202, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $16,689,965 and $16,453,430, respectively, for the year ended December 31, 2002. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    At December 31, 2002, Account TAS held 39 open S&P 400 MidCap Index futures contracts expiring in March, 2003. The underlying face value, or notional value, of these contracts at December 31, 2002 amounted to $8,383,050. In connection with these contracts, short-term investments with a par value of $1,600,000 had been pledged as margin deposits.

    Net realized gains (losses) resulting from futures contracts were ($548,256) and $2,501,509 for the years ended December 31, 2002 and, 2001, respectively. These gains (losses) are included in the net realized gain
    (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 2002 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent, on an annual basis, to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Company deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC, a registered investment adviser and an affiliate of The Company which provides market timing services to participants in Account TAS.

    Insurance charges are paid for the mortality and expense risks assumed by The Company. Each business day, The Company deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%.

    For contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Company to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Company generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $70,392 and $34,962 for the years ended December 31, 2002 and 2001, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)

                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------------
                                                                      2002         2001         2000          1999         1998
                                                                      ----         ----         ----          ----         ----
SELECTED PER UNIT DATA:
    Total investment income (loss) ..............................  $     .050   $     .063   $      .084   $     .052   $      .056
    Operating expenses ..........................................        .125         .134          .135         .110          .098
                                                                   ----------   ----------   -----------   ----------   -----------

    Net investment (loss) .......................................       (.075)       (.071)        (.051)       (.058)       (.042)

    Unit value at beginning of year .............................       4.730        4.986         4.371        3.907         3.389
    Net realized and change in unrealized gains (losses) ........       (.688)       (.185)         .666        .522+          .560
                                                                   ----------   ----------   -----------   ----------   -----------

    Unit value at end of year ...................................  $    3.967   $    4.730   $     4.986   $    4.371   $     3.907
                                                                   ==========   ==========   ===========   ==========   ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value .......................  $     (.76)  $     (.26)  $       .61   $      .46    $      .52
    Ratio of operating expenses to average net assets* ..........       2.85%        2.85%         2.85%        2.85%         2.85%
    Ratio of net investment income (loss) to average net assets*.      (1.70)%     (1.53)%       (1.06)%      (1.49)%       (1.21)%
    Number of units outstanding at end of year (thousands) ......      21,164       19,061        13,923       15,180        16,452
    Portfolio turnover rate .....................................        116%          49%          106%          85%          113%


*   Annualized

+   Includes a reimbursement of $56,058 from the investment advisor, TIMCO





5.  SUBSEQUENT EVENT

    On February 13, 2003, $15,635,046 of the net assets of The Travelers Timed Aggressive Stock Account for Variable Annuities were transferred to The Travelers Timed Short-Term Bond Account for Variable Annuities, as a result of a transfer order made by a market timer on behalf of subscribing participants.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2002


                                      NO. OF          FAIR
                                      SHARES          VALUE
                                   ------------   ------------
COMMON STOCKS (88.8%)

 AEROSPACE (0.5%)
  Precision Castparts Corp.               18,799   $    455,876
                                                   ------------
  AIRLINES (0.2%)
  Alaska Air Group, Inc. (A)               7,076        153,195
                                                   ------------
 AUTOMOTIVE (2.1%)
  ArvinMeritor, Inc.                       4,718         78,649
  Bandag, Inc.                             8,946        346,031
  Borg Warner, Inc                         9,348        471,326
  Gentex Corp. (A)                         5,127        162,193
  Lear Corp. (A)                          10,915        363,251
  Superior Industries International        9,104        376,541
                                                   ------------
                                                      1,797,991
                                                   ------------
 BANKING (8.2%)
  Associated Banc-Corp                    16,914        574,061
  Astoria Financial Corp.                 13,864        376,408
  Bank of Hawaii                          14,636        444,788
  Banknorth Group, Inc.                   16,542        373,849
  City National Corp.                     13,551        596,108
  Commerce Bancorp                        11,157        481,871
  Compass Bancshares, Inc.                 7,212        225,375
  First Virginia Banks, Inc.              15,734        585,777
  Hibernia Corp.                          30,221        581,452
  Hudson City Bancorp                      4,303         80,229
  Independence Community Bank             11,051        280,640
  M & T Bank Corp.                        11,215        889,910
  National Commerce Financial Corp.       10,530        251,141
  North Fork Bancorp, Inc.                 1,995         67,311
  Peoples Bank (A)                         6,978        175,741
  Sovereign BanCorp., Inc.                21,225        298,211
  TCF Financial Corp.                     11,512        502,959
  Valley National Bancorp                  5,954        157,007
                                                   ------------
                                                      6,942,838
                                                   ------------
 BEVERAGE (0.6%)
  Constellation Brands (A)                20,593        488,260
                                                   ------------
 BROKERAGE (0.5%)
  Legg Mason, Inc.                         8,364        405,989
                                                   ------------
 BUILDING MATERIALS (0.7%)
  Carlisle Co.                            10,843        448,683
  Martin Marietta Material, Inc.           5,636        172,800
                                                   ------------
                                                        621,483
                                                   ------------
 CAPITAL GOODS (1.6%)
  Albany International                     5,754        118,878
  American Standard Co. (A)                3,980        283,137
  Diebold, Inc.                           10,264        423,082
  Minerals Technologies, Inc.              3,117        134,499
  SanDisk Corp. (A)                       19,614        398,262
                                                   ------------
                                                      1,357,858
                                                   ------------
 CHEMICALS (3.4%)
  Airgas, Inc. (A)                        12,470        215,108
  Albemarle Corp.                          5,517        156,959
  Cabot Corp.                              6,357        168,715
  Cabot Microelectronics Corp. (A)         2,398        113,389
  Church & Dwight, Inc.                   10,075        306,582
  Crompton Corp.                          15,950         94,903
  Cytec Industries, Inc. (A)               6,357        173,419
  FMC Corp. (A)                            5,984        163,483
  Fuller (H. B.) (A)                       2,848         73,706
  IMC Global                              13,431        143,309
  Lubrizol Corp.                           5,276        160,918
  Lyondell Chemical                       16,510        208,686
  Mylan Laboratories, Inc.                16,816        586,878
  Solutia, Inc.                           12,591         45,705
  Valspar Corp.                            5,037        222,535
                                                   ------------
                                                      2,834,295
                                                   ------------
 CONGLOMERATES (0.3%)
  RPM International                       11,392        174,070
  SPX Corp. (A)                            3,080        115,346
                                                   ------------
                                                        289,416
                                                   ------------
 CONSTRUCTION MACHINERY (0.3%)
  AGCO Corp. (A)                           9,834        217,331
  Granite Construction Co.                 4,396         68,138
                                                   ------------
                                                        285,469
                                                   ------------
 CONSUMER (3.4%)
  Acxiom Corp (A)                         14,483        222,097
  AVX Corp.                                7,107         69,649
  Blyth Inc.                               9,507        254,407
  Coach Inc. (A)                          21,288        700,801
  Columbia Sportswear Co. (A)              1,791         79,547
  Dial Corp.                              15,638        318,546
  DST Systems, Inc. (A)                    4,064        144,475
  Expedia, Inc. (A)                        4,547        304,376
  HON Industries, Inc.                    17,718        501,065
  Outback Steakhouse, Inc.                 1,409         48,526
  Viad Corp.                              11,934        266,725
                                                   ------------
                                                      2,910,214
                                                   ------------
 ELECTRIC UTILITIES (4.0%)
  ALLETE Inc.                             10,393        235,713
  Black Hills Corp.                        7,921        210,065
  DPL Inc.                                29,881        458,375
  Energy East                             25,568        564,797
  Great Plains Energy, Inc.               10,715        245,159
  Pepco Holdings                          13,806        267,698
  Puget Energy, Inc.                      20,491        451,827
  SCANA Corp.                              8,398        260,002
  Secmtech Corp. (A)                       8,275         90,239
  Wisconsin Energy Corp.                  24,793        624,784
                                                   ------------
                                                      3,408,659
                                                   ------------

                                         NO. OF         FAIR
                                         SHARES         VALUE
                                      -----------    -----------
 ENERGY (1.4%)

  Cimarex Energy Co. (A)                     2,422   $    43,354
  Helmerich & Payne Inc.                     5,392       150,491
  Patterson - UTI Energy, Inc. (A)           8,155       246,240
  Peabody Energy Corp.                       5,802       169,592
  Pioneer Natural Resources (A)             10,431       263,383
  XTO Energy                                13,468       332,660
                                                     -----------
                                                       1,205,720
                                                     -----------
 FINANCE (3.8%)
  Alliance Data Systems Corp. (A)            2,373        42,050
  American Financial Group                  21,001       484,493
  AmeriCredit Corp. (A)                      5,524        42,756
  BISYS Group (A)                            6,641       105,592
  E*Trade Group (A)                         23,985       116,567
  Greater Bay Bancorp                        7,706       132,813
  Greenpoint Financial Co.                  16,862       761,825
  IndyMac Bancorp, Inc. (A)                  6,205       114,730
  Investors Financial Services              12,273       336,219
  Moody's Corp.                              1,589        65,610
  New York Community Bancorp                13,072       377,519
  StanCorp Financial Group                   9,513       464,710
  Webster Financial (A)                      5,382       187,294
                                                     -----------
                                                       3,232,178
                                                     -----------
 FOOD (3.3%)
  Bob Evans Farms, Inc.                      6,480       150,692
  Brinker International, Inc. (A)           12,027       387,871
  Cracker Barrel Old Country Store          11,908       359,086
  Dean Foods Co. (A)                        16,715       620,127
  Dole Food Co., Inc.                       15,568       507,205
  McCormick & Co.                           17,664       409,805
  Smithfield Foods, Inc. (A)                11,396       226,097
  Tyson Foods, Inc.                         12,116       135,942
                                                     -----------
                                                       2,796,825
                                                     -----------
 GAMING (0.6%)
  Mandalay Resort Group (A)                 15,469       473,506
                                                     -----------
 HEALTHCARE (5.3%)
  Advance PCS (A)                           10,081       223,849
  Apogent Technologies (A)                   7,234       150,467
  Apria Healthcare Group (A)                18,223       405,280
  Bausch & Lomb                              4,302       154,872
  Covance, Inc. (A)                          5,037       123,860
  Cytyc Corp. (A)                            6,738        68,761
  Edwards Lifesciences (A)                  11,650       296,726
  Express Scripts, Inc. (A)                  8,873       426,658
  Health Network, Inc. (A)                  14,614       385,810
  Henry Schein, Inc. (A)                     6,660       300,033
  LifePoint Inc. (A)                         2,599        77,723
  Patterson Dental Co. (A)                   6,904       301,946
  Quest Diagnostics, Inc. (A)                4,582       260,716
  Renal Care Group (A)                       6,113       193,415
  Triad Hospitals, Inc. (A)                 14,522       433,191
  Universal Health Services, Inc. (A)        6,475       292,023
  Varian Medical Systems (A)                 7,283       361,237
                                                     -----------
                                                       4,456,567
                                                     -----------
 HOME CONSTRUCTION (1.3%)
  Clayton Homes, Inc.                        8,723       106,246
  D.R. Horton, Inc.                         22,694       393,741
  Lennar Corp.                               9,420       486,072
  Pulte Homes                                1,857        88,895
                                                     -----------
                                                       1,074,954
                                                     -----------
 INDEPENDENT ENERGY (0.9)
  Forest Oil Corp. (A)                       5,158       142,154
  Noble Affiliates, Inc.                     5,876       220,644
  Ocean Energy, Inc.                        17,870       356,864
                                                     -----------
                                                         719,662
                                                     -----------
 INDUSTRIAL (3.0%)
  Arch Coal                                  5,333       115,139
  Ceridian Corp. (A)                        17,752       255,984
  Certegy Inc. (A)                          13,721       336,851
  DeVry, Inc. (A)                            9,233       153,360
  FMC Technologies, Inc. (A)                 6,586       134,552
  Grant Prideco, Inc. (A)                   10,915       127,051
  Hillenbrand Industries, Inc.               5,682       274,497
  Jacobs Engineering Group, Inc. (A)        13,519       481,276
  National Oilwell, Inc. (A)                 7,556       165,023
  Pentair, Inc.                              4,916       169,848
  Surebeam Corp. (A)                        12,324        49,727
  Sylvan Learning System, Inc. (A)          10,715       175,672
                                                     -----------
                                                       2,438,980
                                                     -----------
 INSURANCE (3.9%)
  Aetna Inc.                                 1,813        74,551
  ChoicePoint Inc. (A)                      10,839       428,032
  Everest Reinsurance Group                  7,830       432,999
  Fidelity National Financial, Inc.         19,915       653,809
  Mercury General Corp.                      4,477       168,246
  MONY Group                                13,846       331,473
  Old Republic International Corp.          18,889       528,892
  Oxford Health Plans, Inc. (A)              6,136       223,657
  Radian Group Inc.                         11,969       444,648
                                                     -----------
                                                       3,286,307
                                                     -----------
 MEDIA CABLE (0.5%)
  Media General                              6,934       415,693
                                                     -----------
 MEDIA NON-CABLE (3.0%)
  Belo (A.H.) Corp.                         14,861       316,837
  Dun & Bradstreet Corp. (A)                16,250       560,463
  Harte Hanks, Inc.                         13,722       256,190
  Hearst Argyle Television Inc. (A)          3,067        73,945
  Hispanic Broadcasting Corp. (A)            6,239       128,211
  Lee Enterprises, Inc.                      2,197        73,643
  Pixar, Inc. (A)                            1,251        66,341
  Scholastic Corp (A)                        2,491        89,527
  Valassis Communications, Inc. (A)          5,245       154,360
  Washington Post Co.                        1,105       815,490
                                                     -----------
                                                       2,535,007
                                                     -----------
 METALS (0.1%)
  AK Steel Holding Co. (A)                  11,647        93,176
                                                     -----------
 NATURAL GAS DISTRIBUTORS (2.0%)
  AGL Resources, Inc.                       20,448       496,886
  Equitable Resources, Inc.                 15,484       542,559
  ONEOK Inc.                                14,105       270,816
  Questar Corp.                             14,087       391,900
                                                     -----------
                                                       1,702,161
                                                     -----------

                                           NO. OF          FAIR
                                           SHARES          VALUE
                                        ------------   ------------
 OIL FIELD (3.2%)
  Cooper Cameron Corp. (A)                     4,797   $    238,987
  Ed Management Co. (A)                       12,167        457,905
  ENSCO International, Inc.                   15,789        464,986
  Hanover Compressor Co. (A)                   5,876         53,942
  Pride International, Inc. (A)               13,346        198,855
  Smith International, Inc. (A)               10,314        336,443
  Tidewater, Inc.                              6,595        205,105
  Varco International, Inc. (A)               10,853        188,842
  Weatherford International, Inc. (A)         13,732        548,319
                                                       ------------
                                                          2,693,384
                                                       ------------
 PAPER (1.6%)
  Bowater Inc.                                 6,282        263,530
  Glatfelter Co.                               7,742        101,885
  Packaging Corp of America (A)               12,711        231,849
  Potlatch Corp                                2,974         71,019
  Rayonier, Inc.                               2,744        124,166
  Reynolds & Reynolds Co.                     11,064        281,800
  Sonoco Products Co.                         10,252        235,078
                                                       ------------
                                                          1,309,327
                                                       ------------
 PHARMACEUTICALS (3.4%)
  Amerisource Bergen Corp.                     4,419        239,996
  Barr Laboratories, Inc. (A)                  5,454        355,001
  Cephalon Inc. (A)                            1,837         89,462
  Charles River Labs, Inc. (A)                 7,121        274,016
  Gilead Science, Inc. (A)                    27,707        939,406
  IDEC Pharmaceuticals Corp. (A)               8,608        285,183
  Incyte Genomics, Inc. (A)                    5,876         26,706
  Millennium Pharmaceuticals (A)              28,714        229,568
  Omnicare, Inc.                              10,431        248,571
  Protein Design Laboratories, Inc. (A)       11,153         94,856
  Vertex Pharmaceuticals (A)                   7,697        122,113
                                                       ------------
                                                          2,904,878
                                                       ------------
 REAL ESTATE (0.9%)
  Hospitality Properties                       5,517        194,198
  Liberty Properties Trust (A)                 9,454        301,961
  New Plan Excel Realty Trust                 12,832        244,963
                                                       ------------
                                                            741,122
                                                       ------------
 REFINING (1.1%)
  Murphy Oil Corp.                             9,350        400,648
  Valero Energy Corp.                         13,542        500,242
                                                       ------------
                                                            900,890
                                                       ------------
 RETAILERS (4.1%)
  Abercrombie & Fitch Co. (A)                 10,535        215,546
  American Eagle Outfitters, Inc. (A)          6,535         89,954
  Borders Group, Inc. (A)                     10,431        167,939
  Callaway Golf Co.                           12,102        160,351
  CDW Computer Centers, Inc. (A)               5,660        248,729
  Clarie's Stores, Inc.                       23,305        514,341
  Dollar Tree Stores (A)                       8,801        216,681
  Michaels Stores, Inc. (A)                   10,265        321,295
  Payless ShoeSource, Inc. (A)                 6,262        322,305
  Ross Stores, Inc.                            4,703        199,337
  Saks Inc. (A)                               25,846        303,432
  Williams Sonoma, Inc. (A)                   24,465        664,225
                                                       ------------
                                                          3,424,135
                                                       ------------
 SERVICES (4.4%)
  Apollo Group, Inc. (A)                       6,061        266,714
  DENTSPLY International, Inc.                11,383        422,992
  Energizer Holdings (A)                      11,816        329,666
  Extended Stay America, Inc. (A)             13,911        205,187
  First Health Group (A)                       5,379        131,006
  H & R Block                                  4,939        198,548
  Lincare Holdings, Inc. (A)                   7,772        245,090
  Manpower, Inc.                              16,851        537,547
  Sensient Technologies Corp.                 22,202        498,879
  STERIS Corp. (A)                            18,433        447,000
  Westwood One, Inc. (A)                      12,114        452,579
                                                       ------------
                                                          3,735,208
                                                       ------------
 STATE AGENCY (0.4%)
  GTECH Holdings (A)                          12,476        347,581
                                                       ------------
 SUPERMARKETS (0.9%)
  Ruddick Corp.                                5,582         76,418
  Whole Foods Market Inc. (A)                 12,323        650,100
                                                       ------------
                                                            726,518
                                                       ------------
 TECHNOLOGY (10.8%)
  Affiliated Computer Services (A)            20,996      1,105,439
  Ametek, Inc.                                 7,849        302,108
  Arrow Electronics Inc. (A)                  12,591        161,039
  Atmel Corp. (A)                             61,647        137,165
  Avnet, Inc.                                 12,711        137,660
  Avocent Corp. (A)                           17,923        399,683
  Credence Systems Corp. (A)                  15,037        139,092
  Cree Inc. (A)                                5,394         88,219
  Cypress Semiconductor (A)                   10,036         57,406
  Hotels.com (A)                               2,662        145,545
  Hubbell Inc.                                 8,703        305,823
  International Rectifier Corp. (A)            6,392        117,996
  Internet Security Systems (A)               20,992        385,203
  Investment Tech Group (A)                    5,442        121,683
  Lam Research Corp. (A)                      17,770        191,827
  Legato Systems, Inc. (A)                    15,215         76,151
  Level 3 Communications, Inc. (A)            12,712        570,896
  LTX Corp. (A)                                9,895         60,013
  McDATA Corporation (A)                       9,965         71,001
  Microchip Technology, Inc. (A)              39,109        956,411
  National Instruments Corp. (A)               5,066        164,848
  Networks Associates, Inc. (A)               15,716        252,870
  Qlogic Corp. (A)                             8,005        276,212
  Storage Technology Corp. (A)                19,483        417,326
  Sybase, Inc. (A)                            16,190        216,946
  Symantec Corp. (A)                          24,879      1,008,221
  Synopsys, Inc. (A)                           9,198        424,672
  Technology Data Corp. (A)                    9,291        251,182
  Titan Corp. (A)                             17,642        183,477
  3Com Corp. (A)                              35,432        165,645
  Transaction Systems Architects (A)          10,689         69,532
  TriQuint Semiconductor (A)                  21,895         93,382
  Vishay Intertechnology, Inc. (A)             7,844         87,696
                                                       ------------
                                                          9,142,369
                                                       ------------

                                   NO. OF         FAIR
                                   SHARES         VALUE
                                ------------  --------------
 TELECOMMUNICATIONS (1.2%)
  Advanced Fibre
   Communications (A)                 27,016  $      451,843
  CenturyTel, Inc.                     6,739         197,992
  Telephone & Data Systems, Inc.       7,151         336,240
                                              --------------
                                                     986,075
                                              --------------
 TOBACCO (0.4%)
  Fortune Brands Inc.                  1,428          66,416
  Universal Corp.                      7,049         260,531
                                              --------------
                                                     326,947
                                              --------------
 TRANSPORTATION (1.2%)
   C.H. Robinson Worldwide Inc        14,008         436,909
   J.B. Hunt Transportation
   Services (A)                        8,167         239,252
   The Pittston Co.                   20,437         377,676
                                              --------------
                                                   1,053,837
                                              --------------
 UTILITIES (0.3%)
  Vectren Corp.                        6,371         146,533
  Westar Energy, Inc.                 14,912         147,629
                                              --------------
                                                     294,162
                                              --------------
  TOTAL COMMON STOCKS
   (COST $78,720,806)                             74,968,712
                                              --------------


                                 PRINCIPAL
                                   AMOUNT
                                ------------
SHORT-TERM INVESTMENTS (11.2%)
 COMMERCIAL PAPER (9.3%)
  Caterpillar Financial
   Services Corp.,
   1.35% due January 22, 2003   $  1,000,000         999,179
  Park Avenue Receivables Corp.,
   1.38% due January 16, 2003      1,436,000       1,435,133
  Quincy Capital Corp.,
   1.36% due January 10, 2003      1,000,000         999,627
  Quincy Capital Corp.,
   1.37% due February 06, 2003     1,326,000       1,324,203
  UBS Financial, Inc.,
   1.22% due January 2, 2003       3,058,000       3,057,777
                                              --------------
                                                  7,815,919
                                              --------------
 U.S. TREASURY (1.9%)
  United States of America
   Treasury,
   1.62% due February 13,
    2003 (B)                       1,600,000       1,597,851
                                              --------------
  TOTAL SHORT-TERM
   INVESTMENTS (COST $9,413,126)                   9,413,770
                                              --------------

                                    NOTIONAL        FAIR
                                     VALUE         VALUE
                                   ---------  --------------
  FUTURES CONTRACTS (0.0%)

  S&P 400 Mid Cap Index,
  Exp. March, 2003 (C)          $  8,383,050              -
                                              --------------

  TOTAL INVESTMENTS (100%)
   (COST $88,133,932) (D)                     $   84,382,482
                                              ==============


NOTES

(A)   Non-income Producing Security.

(B) Par value of $1,600,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 2002, net unrealized depreciation for all securities was $3,751,450. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over cost of $3,837,179 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over fair value of $7,588,629.


                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Aggressive Stock Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Aggressive Stock Account for Variable Annuities, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for the one-year period ended December 31, 1998 was audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Timed Aggressive Stock Account for Variable Annuities as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Hartford, Connecticut
February 14, 2003

                         BOARD OF MANAGERS AND OFFICERS

Name and Position
  With the Fund              Principal Occupation During Last Five Years
-----------------            -------------------------------------------

*R. Jay Gerken           Managing Director (1989 to present) of Salomon Smith
Manager                  Barney Inc. ("SSB"); Chairman, President and CEO of
399 Park Avenue          Smith Barney Fund Management LLC; Travelers Investment
New York, NY             Adviser, Inc. and CitiFund Management Inc. Chairman,
Age 51                   Chief Executive Officer and President, Board of
                         Managers (2002-present), six Variable Annuity Separate
                         Accounts of The Travelers Insurance Company+;
                         Chairman, Chief Executive Officer and President, Board of Trustees (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

Robert E. McGill, III    Retired manufacturing executive. Director (1983-1995),
Manager                  Executive Vice President (1989-1994) and Senior Vice
295 Hancock Street       President, Finance and Administration (1983-1989), The
Williamstown, MA         Dexter Corporation (manufacturer of specialty
Age 71                   chemicals and materials); Vice Chairman (1990-1992),
                         Director (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director,
                         (1994-1999), The Connecticut Surety Corporation
                         (insurance); Director (1995-2000), Chemfab Corporation
                         (specialty materials manufacturer); Director
                         (1999-2001), Ravenwood Winery, Inc.; Director
                         (1999-present), Lydall Inc. (manufacturer of fiber materials); Member, Board of Managers (1974-present), six Variable Annuity Separate Accounts of The
                         Travelers Insurance Company+; Trustee (1990-present), five Mutual Funds sponsored by The Travelers Insurance
                         Company.++

Lewis Mandell            Professor of Finance and Managerial Economics,
Manager                  University at Buffalo since 1998. Dean, School of
160 Jacobs Hall          Management (1998-2001), University at Buffalo; Dean,
Buffalo, NY              College of Business Administration (1995-1998),
Age 60                   Marquette University; Professor of Finance (1980-1995)
                         and Associate Dean (1993-1995), School of Business
                         Administration, and Director, Center for Research and
                         Development in Financial Services (1980-1995),
                         University of Connecticut; Director (2000-present),
                         Delaware North Corp. (hospitality business); Member,
                         Board of Managers (1990-present), six Variable Annuity
                         Separate Accounts of The Travelers Insurance Company+;
                         Trustee (1990-present), five Mutual Funds sponsored by
                         The Travelers Insurance Company.++

Frances M. Hawk,         Private Investor, (1997-present); Portfolio Manager
CFA, CFP                 (1992-1997, HLM Management Company, Inc. (investment
Manager                  management); Assistant Treasurer, Pensions and
423 Vineyard Lane        Benefits. Management (1989-1992), United Technologies
Downingtown, PA          Corporation (broad-based designer and manufacturer of
Age 55                   high technology products); Member, Board of Managers
                         (1991-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee
                         (1991-present), five Mutual Funds sponsored by The
                         Travelers Insurance Company.++

Ernest J. Wright         Vice President and Secretary (1996-present), Assistant
Secretary to the Board   Secretary (1994-1996), Counsel (1987-present), The
One CityPlace            Travelers Insurance Company; Secretary (1994-present),
Hartford, Connecticut    six Variable Annuity Separate Accounts of The
Age 62                   Travelers Insurance Company+; Secretary
                         (1994-present), five Mutual Funds sponsored by The
                         Travelers Insurance Company.++

Name and Position
  With the Fund              Principal Occupation During Last Five Years
-----------------            -------------------------------------------

Kathleen A. McGah        Deputy General Counsel (1999 - present); Assistant
Assistant Secretary to   Secretary (1995-present), The Travelers Insurance
The Board                Company; Assistant Secretary (1995-present), six
One CityPlace            Variable Annuity Separate Accounts of The Travelers
Hartford, Connecticut    Insurance Company+; Assistant Secretary,
Age 52                   (1995-present), five Mutual Funds sponsored by The
                         Travelers Insurance Company.++ Prior to January 1995,
                         Counsel, ITT Hartford Life Insurance Company.

David A. Golino          Vice President and Controller (1999-present), Second
Principal Accounting     Vice President (1996-1999), The Travelers Insurance
  Officer                Company; Principal Accounting Officer (1998-present),
One CityPlace            six Variable Annuity Separate Accounts of The
Hartford, Connecticut    Travelers Insurance Company.+ Prior to May 1996,
Age 41                   Senior Manager (1985-1996), Deloitte & Touche LLP.


+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

* Mr. Gerken is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney, Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

                               INVESTMENT ADVISER
                               ------------------
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Stamford, Connecticut

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES




                             INDEPENDENT ACCOUNTANTS
                             -----------------------
                                    KPMG LLP
                              Hartford, Connecticut






                                    CUSTODIAN
                                    ---------
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York

















This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, or The Travelers Timed Aggressive Stock Account for Variable
Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.











VG-182 (Annual) (12-02) Printed in U.S.A.